Exhibit 10(iii)

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           ACCENT COLOR SCIENCES, INC.

               Warrant for the Purchase of Shares of Common Stock

No. 1999-1                                                         46,535 Shares

               FOR VALUE RECEIVED, ACCENT COLOR SCIENCES, INC., a Connecticut corporation (the "Company"), with its principal office at 800 Connecticut Boulevard, East Hartford, Connecticut 06108, hereby certifies that Pennsylvania Merchant Group (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time after the date hereof and continuing for a period of five (5) years (the "Expiration Date"), up to the number of fully paid and nonassessable shares of Common Stock of the Company set forth above, subject to adjustment as hereinafter provided.

               The Holder may purchase such number of shares of Common Stock at a purchase price per share (as appropriately adjusted pursuant to Section 6 hereof) of $.40 (the "Exercise Price"). The term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

               The number of shares of Common Stock to be received upon the exercise or exchange of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise or exchange, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

               Section 1. Exercise of Warrant; Cashless Exercise.

               (a) This Warrant may be exercised in whole or in part on any business day on or before the Expiration Date by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

               (b) In addition to the rights of the Holder under paragraph (a) above, the Holder shall have the right to exercise this Warrant, in whole or in part, in lieu of paying the Exercise Price in cash, by instructing the Company to issue that number of Warrant Shares determined by multiplying the number of Warrant Shares in respect of which this Warrant is being exercised by a fraction, the numerator of which shall be the difference between the Market Price (as defined in Section 6(g) below) per share of Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be such Market Price per share of Common Stock.

               Section 2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise or exchange of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise or exchange of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise or exchange of the Warrant in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

               Section 3. Fractional Interest; Market Price.

               (a) The Company will not issue a fractional share of Common Stock upon exercise or exchange of this Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the Market Price of a full share by the fraction of a share and round the result to the nearest cent.

               (b) For purposes of Section 3(a), the Market Price of a share of Common Stock is, if the Common Stock is then publicly traded, the Quoted Price (as defined in Section 6(g) below) of the Common Stock on the last trading day prior to the date of exercise or exchange, and otherwise shall be equal to the Exercise Price.

               Section 4. Assignment or Loss of Warrant.

               (a) Except as provided in Section 9, the Holder of this Warrant shall be entitled, without obtaining the consent of the Company, to assign its interest in this Warrant, or any of the Warrant Shares, in whole or in part to any bona fide officer, director or partner of Holder, provided, however, that the transferee, prior to any such transfer, agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Agreement as if originally a party hereto and provides the Company with an opinion of counsel in such form reasonably acceptable to the Company and its counsel, that such transfer would not be in violation of the Act or any applicable state securities or blue sky laws. Subject to the provisions hereof and of Section 9, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer or other tax payable in respect thereof, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

               (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

               Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those set forth in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised or exchanged in accordance with its terms.

               Section 6. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise or exchange of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Adjustment for Change in Capital Stock. If at any time after December 7, 1999, the Company:

                    (A) pays a dividend or makes a distribution on its Common Stock, in either case in shares of its Common Stock;

                    (B) subdivides its outstanding shares of Common Stock into a greater number of shares;

                    (C) combines its outstanding shares of Common Stock into a smaller number of shares; or

                    (D) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive, upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          (b) Adjustment for Other Distributions. If at any time after December 7, 1999, the Company distributes to all of its Common Stock any of its assets or debt securities, the Exercise Price following the record date shall be adjusted in accordance with the following formula:

                                            E' = E x  M-F
                                                      ---
                                                       M

where:   E'       =        the adjusted Exercise Price.

                  E        =        the Exercise Price immediately prior to  the
                                    adjustment.

                  M        =        the Market Price (as defined  in (g) below)
                                    per share of Common Stock on the record date of the distribution.

                  F        =        the   aggregate   fair   market   value  (as
                                    conclusively  determined  by  the  Board  of
                                    Directors of the Company) on the record date
                                    of  the  assets  or  debt  securities  to be
                                    distributed   divided   by  the   number  of
                                    outstanding shares of Common Stock.

          The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. In the event that such distribution is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby. In no event shall the Exercise Price be adjusted to an amount less than zero.

          This subsection does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business.

          (c) Adjustment for Common Stock Issue. If at any time after December 7, 1999, the Company issues shares of Common Stock for consideration per share less than the Exercise Price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the following formula:

                                                        O + P
                                                            --
                                            E' = E x        E
                                                     ---------
                                                          A

where:   E'       =        the adjusted Exercise Price.

                  E        =        the Exercise Price immediately prior to the
                                    adjustment.

                  O        =        the number of shares outstanding immediately
                                    prior to the issuance of such additional shares.

                  P        =        the  aggregate   consideration received  for
                                    the  issuance  of  such additional shares.

                  A        =        the   number   of   shares   outstanding
                                    immediately   after  the  issuance  of  such
                                    additional shares.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This subsection (c) does not apply to (i) any of the transactions described in subsections (b) and (d), (ii) Common Stock issued pursuant to options, warrants, convertible preferred stock and other rights to purchase shares of Common Stock outstanding on December 7, 1999, (iii) Common Stock issued to shareholders of any non-affiliated person which merges into or with the Company, or any subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, or
(iv) Common Stock issued to directors or employees of, or consultants to, the Company upon the exercise of warrants, rights or options which (A) are issued pursuant to stock option plans, employee benefit plans, employment agreements or consulting agreements, in each case approved by the Company's Board of Directors or an appropriate committee of the Company's Board of Directors, and (B) have an exercise price not less than 70% of the Market Price of the Company's Common Stock at the time of issuance of such warrant, right or option.

          (d) Adjustment for Convertible Securities Issue. If at any time after December 7, 1999, the Company issues for consideration any securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in subsection 6(a) above) for consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Exercise Price per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with the following formula:

                                                        O + P
                                                            --
                                            E' = E x        E
                                                     --------
                                                        O + D

where:   E'       =        the adjusted Exercise Price.

                  E        =        the then current Exercise Price.

                  O        =        the number of shares outstanding immediately
                                    prior to the issuance of such securities.

                  P        =        the  aggregate  consideration  received  for
                                    the  issuance  of  such securities.

                  D        =        the  maximum  number of  shares  deliverable
                                    upon conversion, exchange or exercise of such securities at the initial conversion, exchange or exercise rate.

          The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

          This subsection (d) does not apply to (i) any of the transactions described in subsections (b) and (c) above, (ii) securities convertible into or exchangeable or exercisable for Common Stock issued to shareholders of any non-affiliated person which merges into or with the Company, or any subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, or (iii) warrants, rights or options which (A) are issued pursuant to stock option plans, employee benefit plans, employment agreements or consulting agreements, in each case approved by the Company's Board of Directors or an appropriate committee of the Company's Board of Directors, and (B) have an exercise price of not less than 70% of the Market Price of the Company's Common Stock at the time of issuance of such warrants, right, warrant or option.

          (e) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the actual occurrence of such event (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

          (f) When No Adjustment Required. No adjustment need be made for a change in the par value of the Common Stock.

          (g) Market Price. The "Market Price" per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for the 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by Nasdaq, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if quotes for the Common Stock are not reported by Nasdaq and the Common Stock is neither traded on the Nasdaq National Market, on a national securities exchange, on the Nasdaq Small Cap Market nor on the OTC Electronic Bulletin Board, the price referred to above shall be the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function, and provided, further, that if the Common Stock is not then publicly traded, the Market Price shall equal the Conversion Price.

          (h) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise or exchange of the Warrants.

          (i) Common Stock Defined. Whenever reference is made in Section 6(a) to the issue of shares of Common Stock, the term "Common Stock" shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the right of the holder thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. Subject to the provisions of Section 8 hereof, however, shares issuable upon exercise or exchange hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 8 hereof.

          Section 7. Officers' Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its secretary or an assistant secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the

Holder or any holder of a Warrant executed and delivered pursuant to Section 4 hereof.

          Section 8. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise or exchange of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall use its best efforts to cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that would have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

          Section 9. Transfer to Comply with the Securities Act of 1933; Registration Rights.

          9.1 No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a Registration Statement under the Act including such Shares is currently in effect, or (ii) in the written opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, a current registration Statement is not required for such disposition of the shares. Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear a legend in substantially the following form (unless, in the opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, such legend is not required):

               "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS

               PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

          9.2 The Company agrees that during the term of this Warrant, the Holder shall have the right, pursuant to the terms of the Registration Rights
Agreement among the Company and certain purchasers of the Company's Common Stock, to require the Company to register the Warrant Shares under the circumstances and in the manner set forth in the Registration Rights Agreement.

          Section 10. Modification and Waiver. Except as otherwise provided herein, any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Holder of this Warrant. Any amendment or waiver effected in accordance with this section shall be binding upon each future Holder of this Warrant and the Company.

          Section 11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at the address indicated therefor in the first paragraph of this Warrant and the Holder at its address as shown on the books of the Company; provided, however, that presentation of a Purchase Form and payment of any Exercise Price shall be effective only upon receipt by the Company.

          Section 12. Descriptive Headings and Governing Law. The titles of the paragraphs and subparagraphs of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant. This Warrant shall be governed by and construed under the laws of the State of Connecticut without regard to any otherwise applicable principles of conflicts of laws.

          Section 13. Entire Agreement. This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided herein.

          Section 14. Severability. In the event that any provision of this Warrant shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by law, the parties hereto waive the benefit of any provision of law that renders any provision of this Warrant invalid or unenforceable in any respect.

          Section 15. No Waiver. No waiver by any party to this Warrant of any one or more defaults by any other party or parties in the performance of any of the provisions hereof shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Except as expressly provided herein, no failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

          IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of this ______ day of ________, 1999.

                                            ACCENT COLOR SCIENCES, INC.



                                            By:      /s/
                                               -------------------------------
                                            Name:
                                            Title:

                                  PURCHASE FORM

                                                     Dated                    ,
                                                           ------------------

          The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ______ shares of Common Stock and hereby makes payment of ___________________ in payment of the exercise price thereof.

                                          Signature
                                                    ----------------------------


                                 ASSIGNMENT FORM

                                                     Dated                 ,
                                                           --------------

          FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto _____________________________(the "Assignee"), (please type or print in block letters)

_______________________________________________________________________________
                                (insert address)
its right to purchase up to _____ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                            Signature
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